EXHIBIT 10.25
EXECUTION VERSION
RESEARCH AGREEMENT
THIS AGREEMENT effective this 10th day of February, 2005 by and between MAKO SURGICAL CORP., with offices located at 2901 Simms St., Hollywood, FL 33020, (“Sponsor”) and the UNIVERSITY OF FLORIDA BOARD OF TRUSTEES, an educational institution of the State of Florida (“University”).
WITNESSETH
WHEREAS, the research program contemplated by this Agreement is of mutual interest and benefit to University and to Sponsor, will further the instructional and research objectives of University in a manner consistent with its status as a non-profit, tax-exempt, educational institution, and may derive benefits for both Sponsor and University through inventions, improvements and/or discoveries;
NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree to the following:
Article 1 — Definitions
As used herein, the following teens shall have the following meanings:
1.1	“Project” shall mean the research program described in Appendix A hereto, under the direction of Dr Scott A. Banks, as principal investigator (University project director).

1.2	“Contract Period” is February 10, 2005 through February 9, 2007.

1.3	“Intellectual Property” shall mean individually and collectively all patents, patent applications and inventions, copyrights, improvements, discoveries, and/or technical information, including without limitation software, know-how, documentation, plans, drawings, and data, whether patentable or copyrightable or not.

1.4	“Novel Intellectual Property” shall mean individually and collectively all Intellectual Property which are conceived and/or made by one or more employees of University in performance of Project, but expressly excluding those items set forth in Appendix B hereto.
Article 2 — Research Work
2.1	University shall commence the performance of Project promptly after the effective date of this Agreement, and shall use best efforts to perform such Project substantially in accordance with the terms and conditions of this Agreement. Anything in this Agreement to the contrary notwithstanding, Sponsor and University may at any time amend Project by mutual written agreement.

2.2	In the event that the Principal Investigator becomes unable or unwilling to continue Project, and a mutually acceptable substitute is not available after due diligence to find and secure the same, University and/or Sponsor shall have the option to terminate said Project.

2.3	University represents and warrants that it has the institutional knowledge, experience, expertise and personnel to successfully undertake Project.

2.4	The parties hereto have previously entered into that certain Mutual Confidential Disclosure Agreement, dated December 7, 2004 (the “MCDA”), a copy of which is annexed hereto as Appendix C1, and the terms of which are incorporated hereto by reference, and that certain addendum to the MCDA, dated January 10, 2005 (the “Addendum”), a copy of which is annexed hereto as Appendix C2, and the terms of which are incorporated hereto by reference. University covenants, agrees and warrants that notwithstanding the binding terms of the MCDA and Addendum, each of which is binding and enforceable by its terms, that as to each and every employee, agent, student or other individual assigned by University to Project, before any

[***] Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

such employee, agent, student or other individual shall commence any Project activity or receive any disclosure of any Sponsor Information (as such terms is defined in the MCDA), University shall cause such employee, agent, student or other individual to individually enter into the Non-Disclosure Agreement attached hereto as Appendix C3. University shall fully indemnify Sponsor and hold Sponsor harmless for any claims, actions or damages resulting from University’s breach of the covenants, agreements and warranties of this Section 2.4.
Article 3 — Reports and Conferences
3.1	University shall provide Sponsor with written program status reports in a form and with content reasonably acceptable to Sponsor, on a quarterly basis, and a final report shall be submitted by University within forty-five (45) days of the conclusion of the Contract Period, or early termination of this Agreement.

3.2	During the term of this Agreement, representatives of University will meet with representatives of Sponsor at times and places mutually agreed upon to discuss the progress and results, as well as ongoing plans, or changes therein, of Project to be performed hereunder. Monthly project design reviews are expected in the [***] of the project, as described in Appendix A, as well as [***] conference calls and discussions.
Article 4 — Costs, Billings and Other Support
4.1	It is agreed to and understood by the parties hereto that, subject to Article 2, total costs to Sponsor hereunder shall not exceed the sums set forth in the Project Budget set forth in Appendix D. Payment shall be made by Sponsor according to the following schedule: US $[***] paid contemporaneous with signing, and One Twelfth (1/12) of the applicable total cost as set forth in the Project Budget, payable upon the last calendar day of March 2005 and for every succeeding month thereafter during the Contract Period.
Article 5 — Publicity
5.1	Sponsor will not use the name of University, nor of any member of University’s Project staff, in any publicity, advertising, or news release without the prior written approval of an authorized representative of University. University will not use the name of Sponsor, nor any employee of Sponsor, in any publicity without the prior written approval of Sponsor. The parties agree that mentions and descriptions in financing and investment documents shall not require approval under this section.
Article 6 — Publications
6.1	Sponsor recognizes that under University policy, the results of University Project must be publishable and agrees that Researchers engaged in Project shall be permitted to present at symposia, national, or regional professional meetings, and to publish in journals, theses or dissertations, or otherwise of their own choosing, methods and results of Project, provided, however, that Sponsor shall have been furnished copies of any proposed publication or presentation at least three (3) months in advance of the submission of such proposed publication or presentation to a journal, editor, or other third party. Sponsor shall have three (3) months, after receipt of said copies, to object to such proposed presentation or proposed publication because there is patentable subject matter which needs protection. In the event that Sponsor makes such objection, said Researcher(s) shall refrain from making such publication or presentation for a maximum of three (3) months from date of receipt of such objection in order for University to file patent application(s) with the United States Patent and Trademark Office and/or foreign patent office(s) directed to the patentable subject matter contained in the proposed publication or presentation.
Article 7 — Intellectual Property
7.1	[***] University and Sponsor shall possess [***] interest (in each case, an “Interest”) in and to all right, title and interest of Novel Intellectual Property developed under the project, provided however that University’s Interest in the Novel Intellectual Property shall at all times be unconditionally and irrevocably

[***] Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

subject to the Option provision described in Section 8.1 hereof and to all other terms and conditions of this Agreement.

7.2	All right, title and interest to and in all Intellectual Property other than University’s Interest in the Novel Intellectual Property shall belong exclusively and unconditionally to Sponsor.

7.3	University will promptly notify Sponsor in writing (in each case, a “Novel IP Notice”) of any Novel Intellectual Property conceived of, created, and/or made during the Contract Period under Project and describe such items in sufficient detail to permit evaluation by Sponsor. Sponsor shall have the exclusive right to file for United States and/or foreign patent applications at its sole discretion. University shall cooperate in good faith with Sponsor to assist Sponsor in filing, prosecuting and obtaining approval of all such patent applications. Sponsor shall bear all costs incurred in connection with such preparation, filing, prosecution, and maintenance of U.S. and foreign application(s) directed to any and all Intellectual Property resulting from Project.
Article 8 — Option to Exclusively License University Interest; Royalties
8.1	In consideration for this Agreement and pursuant to Article 7.1, University hereby irrevocably and unconditionally grants to Sponsor an exclusive and cost-free option (the “Option”) to license the University’s Interest in and to any and all Novel Intellectual Property (in each case, a “Novel IP License”), which Option shall apply to any and all such Novel Intellectual Property immediately upon the conception, making and/or creation of such Novel Intellectual Property (whichever is sooner), and shall be exercisable exclusively by Sponsor in its sole discretion for a period of [***] beginning upon that date upon which Sponsor received (or should have received) a Novel IP Notice as described in Section 7.3. Each and every Novel IP License shall be exclusive (even as to University), worldwide, fully transferable, sublicensable, irrevocable, non-terminable and cost-free (except for the Royalty and other remuneration provisions as provided for in Section 8.2 hereof) continuing uninterrupted for the life of the underlying patent.

8.2	For a period beginning from the first sale of a Novel Product (as defined below), and ending upon expiration of the applicable underlying patent, Sponsor agrees to pay University a royalty on the sale of Novel Products (the “Royalty”). “Novel Products” shall be defined as products sold by Sponsor, the manufacture, use or sale of which would, but for this Agreement, infringe one or more of the claims of issued patents included in the Novel Intellectual Property Rights. The Royalty will be calculated as [***] Percent ([***]%) (the “Royalty Rate”) of the Net Selling Price (as calculated as described below) of the particular Novel Product. University understands that the Novel Products may contain inventions of third parties (for which Sponsor is obligated to pay royalties). The Royalty Rate will be adjusted pro rata in the event the cumulative royalties owed by Sponsor on any Novel Product exceed [***]% of the net sales attributable to the Novel Product, so that the cumulative total royalty, if the other royalty rates applicable to the Novel Product were also adjusted, owed by Sponsor with respect to the Novel Product is equal to [***]%. For the purposes of this Agreement, Net Selling Price shall mean the end-user revenue received by Sponsor or any third party distributor from the sale of the Novel Product only, less the following amounts: (i) discounts, including cash discounts, or rebates actually allowed or granted; (ii) credits or allowances actually granted upon claims or returns, regardless of the party requesting the return; (iii) freight charges paid for customer delivery; and (iv) taxes or other governmental charges levied on or measured by the invoiced amount whether absorbed by the billing or billed party. In the event that a Novel Product is not provided to end-user or third party distributor as an individual component having an individual selling price but rather as a component of a group of products sold collectively, then Royalty due University shall be calculated on the value of the Novel Product as [***]. If Sponsor receives financial or other remuneration for the Novel Intellectual Property, in addition to or in lieu of the Royalty then Sponsor shall [***] to University which shall be [***].
Article 9 — Term and Termination
9.1	This Agreement shall become effective upon the date first hereinabove written and shall continue in effect for the full duration of the Contract Period unless sooner terminated in accordance with the provisions of this Article. The parties hereto may, however, extend the term of this Agreement for additional periods as

[***] Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

desired under mutually agreeable terms and conditions which the parties reduce to writing and sign. Either party may terminate this agreement upon ninety (90) days prior written notice to the other.

9.2	In the event that either party hereto shall commit any breach of or default in any of the terms or conditions of this Agreement, and also shall fail to remedy such default or breach within ninety (90) days after receipt of written notice thereof from the other party hereto, the party giving notice may, at this option and in addition to any other remedies which it may have at law or in equity, terminate this Agreement by sending notice of termination in writing to the other party to such effect, and such termination shall be effective as of the date of the receipt of such notice.

9.3	Subject to Article 8, termination of this Agreement by either party for any reason shall not affect the rights and obligations of the parties accrued prior to the effective date of termination of this Agreement. No termination of this Agreement, however effectuated, shall affect the Sponsor’s rights and duties under Articles 7 and 8 hereof, or release the parties hereto from their rights and obligations under Articles 5, 6, 7, 8, and 10, all of which shall survive any such termination.
Article 10 — Independent Contractor
10.1	In the performance of all services hereunder:
10.1.1	University shall be deemed to be and shall be an independent contractor and, as such, University shall not be entitled to any rights or benefits applicable to employees or shareholders of Sponsor.

10.1.2	Neither party is authorized or empowered to act as agent for the other for any purpose and shall not on behalf of the other enter into any contract, warranty, or representation as to any matter. Neither shall be bound by the acts or conduct of the other.
Article 11 — Insurance
11.1	University warrants and represents that University has adequate liability insurance, such protection being applicable to officers, employees, and agents while acting within the scope of their employment by University, and University has no liability insurance policy as such that can extend protection to any other person.

11.2	Each party hereby assumes any and all risks of personal injury and property damage attributable to the negligent acts or omissions of that party and the officers, employees, and agents thereof.
Article 12 — Governing Law
12.1	This Agreement shall be governed and construed in accordance with the laws of the State of Florida.
Article 13 — Assignment
13.1	This Agreement shall not be assigned by either party without the prior written consent of the parties hereto.

13.2	This Agreement is assignable to any division of Sponsor, any majority stockholder of Sponsor, and/or any subsidiary of Sponsor in which 51 percent of the outstanding stock is owned by Sponsor.
Article 14 — Agreement
14.1	Any agreement to change the terms of this Agreement in any way shall be valid only if the change is made in writing and approved by mutual agreement of authorized representatives of the parties hereto.

14.2	A facsimile, telecopy or other reproduction of this Agreement may be executed by one or more parties hereto and such execution and delivery shall be considered valid, binding and effective for all purposes.

[***] Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

At the request of any party hereto, all parties hereto agree to execute an original of this Agreement as well as any facsimile, telecopy or other reproduction hereof. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
Article 15 — Notices
15.1	Notices, invoices, communications, and payments hereunder shall be deemed made if given by registered or certified envelope, postage prepaid, and addressed to the party to receive such notice, invoice, or communication at the address given below, or such other address as may hereafter be designated by notice in writing:

If to Sponsor	MAKO Surgical Corp.
2901 Simms St.
Hollywood, FL 33020
Tel (954) 927-2044
Fax (954) 927-0446
Attn: CEO/President

If to University:	Dr. Thomas E. Walsh, Director
Sponsored Research
University of Florida
219 Grinter Hall
Gainesville, FL 32611-2037

If Technical Matter:	Dr. Scott A. Banks
IN WITNESS WHEREOF, the parties have caused these presents to be executed as of the day and year above written.

MAKO SURGICAL CORP.
/s/ Maurice R. Ferré
By: Maurice R. Ferré, M.D.
Title:	President & CEO

UNIVERSITY OF FLORIDA
/s/ T. Walsh
By: Thomas Walsh
Title:	Director of Sponsored Research

[***] Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

APPENDIX A
DUTIES OF THE PARTIES
The University, the Principal Investigator (the “P.I.”), and Sponsor have entered into that certain Research Agreement (the “Agreement”) involving a research program as defined herein (the “Project”).
The duties of the P.I. under the Agreement are as follows:
A1.1 The P.I. agrees to use reasonable best efforts to execute the Project.
A1.2 The P.I. is authorized, subject to the terms and conditions of the Agreement, to assign investigators in the foregoing Project, but shall accept full responsibility for the direction and activities of all technicians and/or other personnel.
The P.I. shall be required to:
A2.1 Execute a program of investigation under the primary direction of the P.I. as defined by Sponsor in the study protocol, the associated protocol appendices and the standard operating procedures referenced in the protocol.
A2.2 Assure that all experimental data, including observations of unanticipated results, are accurately recorded and verified.
A2.3 Assure that all records, raw data, audit reports, and data reports/forms required to be maintained under the protocol are maintained, signed and dated by the individual who performed the task, and entered into the study file. Copies of all reports and raw data will be available to Sponsor at its request.
A2.4 Assure that audits/monitoring of the study are performed at regularly scheduled intervals (critical phases of the study) and the audit reports are reviewed, signed, dated and entered into the study file, and to advise Sponsor of the outcome of these audits.
A2.5 Assure that the final report of the study is furnished promptly to Sponsor in accordance with the protocol. Any adverse effect(s) which may reasonably be regarded as caused by, or is probably caused by the test material shall be reported to Sponsor within five (5) working days.
A2.6 Assure that Good Laboratory Practice regulations as set forth hereinafter will be followed wherever possible.
A2.7 Ensure that all assigned technicians and/or other personnel utilized to assist in the study shall abide by the terms of this Agreement including but limited to paragraphs regarding confidentiality, publications and inventions.
Good Laboratory Practices
A3.1 The P.I. represents and warrants that he, and all other personnel assigned to this Project are qualified in all respects to conduct the study. The P.I. also represents and warrants that the Laboratory has Standard Operating Procedures and/or a detailed study protocol, in writing, that set forth nonclinical laboratory methods that are adequate to ensure the quality and integrity of the data generated in the Project and that these procedures will be adhered to in the conduct of the study.
A3.2 The investigators will note any unforeseen circumstances that affect the quality and integrity of the study when they occur. They will assure that corrective action is taken and document this action.
A3.3 The final report will be signed by the Principal Investigator. The Investigator shall assure that all raw data, documentation, protocols, specimens, quality assurance audit reports, and final reports are transferred either to the facility archives or are sent to Sponsor at the completion of the study.

[***] Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

A3.4 The Principal Investigator represents that he will exercise effective controls to assure that the material being tested will not be supplied to any other institution or to any clinic for use in humans or for any other study.
A3.5 The Laboratory and the Investigator shall guarantee that all services performed by third parties conform to the Laboratory’s standards of acceptability. This assurance shall be provided in writing and become a part of the permanent study file.
Specific Research Areas
A4.1 Design Activity — [***]
A4.2 Analysis Activity — [***]
The first phase of analysis will commence immediately upon initiation of the project, with validation studies and preliminary results for one or more bounding conditions provided [***] thereafter. The entire sensitivity analysis will be completed within the first [***] of the project. Thereafter, the analysis activities will be structured to study proposed and provisional design concepts for a range of input parameters (loads, motions and surgical alignments).
The analysis activities will be designed so that each phase of activity is suitable for publication in a peer-reviewed archival journal. The P.I., co-P.I., and graduate student will participate in the analysis of the data and preparation of the study findings for presentation at scientific meetings and publication in peer-reviewed archival journals.
As the analysis work progresses, the co-P.I. will work with the Sponsor to define the requirements for placing the analysis capabilities on computer systems at the Sponsor’s facilities. Any sharing or transfer of these capabilities would be arranged by separate agreement between the University of Florida and the Sponsor.
Project Milestones and schedule:
     High level project objectives:

	Description	Time
➢	Project kickoff	0
➢	[***]	[***]
➢	[***]	[***]
➢	[***]	[***]

Detailed Objectives
Description		Time
➢	[***]	Project initiation
➢	[***]	[***]
➢	[***]	[***]
➢	[***]	[***]
➢	[***]	[***]
➢	[***]	[***]
➢	[***]	[***]
➢	[***]	[***]
➢	[***]	[***]
➢	[***]	[***]
➢	[***]	[***]

[***] Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Appendix B
Intellectual Property to be Exclusively Owned by MAKO Prior To, During and After
Execution of the Research Program
I.	All Intellectual Property developed, discovered, invented and/or resulting from execution of the Research Program described in Appendix A hereto.

II.	All Intellectual Property resulting from discussions between MAKO and representatives of University, disclosed under the MCDA and Addendum.

III.	All of the following:
1.	Patent application [***].
■ Inventor: [***].

■ Application Number [***]

■ Priority Number(s): [***]

■ Provisional patent application for [***] .
2.	Drawings and concepts related to:
■ Surgical technique and instruments [***]
3.	Technical information and all rights thereto, including but not limited to software, know-how, documentation, including without limitation records and notebooks, plans, drawings, models and data.
[***]

[***] Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

APPENDIX C1
MUTUAL CONFIDENTIAL DISCLOSURE AGREEMENT
[document follows]

[***] Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

MUTUAL CONFIDENTIAL DISCLOSURE AGREEMENT
     This Agreement is dated as of 12/7/04 and is between MAKO Surgical Corp., (the “Company”), having a place of business at 2901 Simms Street, Hollywood, FL 33020 and the University of Florida Board of Trustees, (hereinafter “University”), a public corporation of the State of Florida.
     Each of the following is an employee of the University, working either alone or together with other researchers at the University, has certain information as set forth below (collectively, the “University Information”):
     Dr. [***]
     Dr. [***]
     Dr. [***]
     University has a proprietary interest in University Information, and Company has a proprietary interest in Company Information. Hereinafter, University Information and Company Information is sometimes collectively identified as “Information.” The party receiving Information will be referred to as the “receiving party,” and the party disclosing the Information will be referred to as the “disclosing party.”
     Company has an interest in evaluating University Information to determine whether it has an interest in licensing the products, technologies, techniques, designs and developments described in the University Information from the University. The parties require that University Information and Company Information be held in confidence to protect and preserve each party’s respective rights in the Information, and possibly their right to file patent applications.
     It is the party’s understanding that the parties have disclosed and/or may directly or indirectly disclose Information to each other. In the event of any such disclosure, the parties agree as follows:
1.	The Information shall be held in confidence by the receiving party. Only persons who are employees or consultants (bound by a confidentiality covenant) of the receiving party and the receiving party’s outside legal counsel will be permitted access to the Information, and then only for the aforesaid purpose of evaluation. Prior to the disclosure of the Information to the receiving party’s outside legal counsel, the receiving party shall obtain the written agreement of its outside counsel to be bound by the terms and conditions of this Agreement, and shall furnish the disclosing party a copy of the receiving party’s outside counsel’s agreement.
2.	Prior to any disclosure of the Information to persons outside of the receiving party except as provided in paragraph 1, receiving party must first obtain the disclosing party’s written approval for such disclosure.
3.	The receiving party will not use any of the Information for any purpose other than evaluating their interest in completing a license. Specifically but without limitation, the receiving party will not use any of the Information for any commercial purpose or development of any products or technology and shall not use or attempt to practice any invention arising from or disclosed in the Information, or any part thereof, without first entering into an agreement with the disclosing party permitting such use or practice.
4.	In order to obtain the protection of this Agreement with respect to Information,
(a)	if the Information is in written form when disclosed, the disclosing party must indicate the proprietary nature of such information by an appropriate legend, marking, stamp or other positive identification on the writing delivered to the receiving party, and

(b)	if the Information is disclosed orally or visually, the disclosing party must, within 30 days after disclosure to the receiving party, deliver to the receiving party a writing containing an adequate description of the oral or visual information which shall indicate the proprietary nature of such information by an appropriate legend, marking, stamp or other positive identification.

[***] Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

5.	The confidentiality and use obligations set forth above apply to all or any part of any Information provided before or after the effective date of this Agreement except to the extent that:
(a)	The receiving party can show by written record that it possessed the Information prior to its receipt from the disclosing party;

(b)	The Information was already available to the public or became so through no fault of the receiving party;

(c)	The Information is subsequently disclosed to the receiving party by a third party that has the right to disclose it to that party free of any obligations of confidentiality;

(d)	Five (5) years have elapsed from the later of the date of this Agreement or the disclosure of the Information to the receiving party; or

(e)	Disclosure of all or any part of the Information is required by law, in which event the receiving party shall notify the disclosing party prior to making the required disclosure.
6.	Neither this Agreement, the disclosure of the Information, the expiration of the period specified in paragraph 5.d., nor the publication of any Information shall be construed to grant a party either any implied or express license or any rights to obtain any implied or express license to the Information, any patents arising from or disclosed in the Information, or any other information or technology.
7.	This Agreement constitutes a complete statement of all of the arrangements between the parties as of the date hereof with respect to all Information and rights disclosed in or arising from the Information, and supersedes all prior agreements and understandings between them with respect thereto.
8.	Neither party shall claim any amendment from any provisions of this Agreement by mutual agreement, acknowledgment, or otherwise, unless such mutual agreement is in writing, signed by the other party, and specifically states that it is an amendment to this Agreement.
9.	This Agreement shall be construed in accordance with the internal laws of the State of Florida. The parties further agree that venue for all claims or other causes of action arising out of this Agreement shall be in Alachua County, Florida.
     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first written above.

UNIVERSITY OF FLORIDA
By:	/s/ Karl R. Zawoy	Date: 12/7/04
Karl R. Zawoy
Office of Technology Licensing

MAKO SURGICAL CORP. COMPANY AUTHORIZED OFFICIAL
By:	/s/ Rony Abovitz		Date: 12/7/04
	Name:	Rony Abovitz
	Title:	Vice President

[***] Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

APPENDIX C2
ADDENDUM TO
CONFIDENTIALITY AND NON-DISCLOSURE AGREEMENT
[document follows]

[***] Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

ADDENDUM TO
CONFIDENTIALITY AND NON-DISCLOSURE AGREEMENT
     This Addendum, dated as of January 10, 2005, between MAKO Surgical Corp., (the “MAKO”), having a place of business at 2901 Simms Street, Hollywood, FL 33020 and Dr. Scott Banks (“Dr. Banks”), individually and as an agent of the University of Florida Board of Trustees, (the “University”), a public corporation of the State of Florida.
RECITALS
      WHEREAS, MAKO (as assignee successor to Z-KAT, Inc.) and Dr. Banks are parties bound by that certain Mutual Confidential Disclosure Agreement, dated November 2, 2004 (the “Banks Agreement”) the terms of which are incorporated herein by reference), and MAKO (as assignee successor to Z-KAT, Inc.) and the University are parties bound by that certain Mutual Confidential Disclosure Agreement, dated [                    ] (the “University Agreement,” the terms of which are incorporated herein by reference);
     WHEREAS, MAKO, Dr. Banks and the University (collectively, the “Parties”), are currently negotiating with an intent to enter into one or more agreements by which Dr. Banks and the University shall conduct sponsored research on behalf of MAKO (the “Definitive Agreements”);
     WHEREAS, in the interest of time, the Parties desire that MAKO, through its employees and consultants including, without limitation, Dr. Dana Mears, make certain disclosures of proprietary information to Dr. Banks and the University (collectively, the “MAKO Disclosures”), notwithstanding the lack of executed Definitive Agreements, but with MAKO’s reliance on the terms and conditions of the Banks Agreement and the University Agreement
AGREEMENT
NOW, THEREFORE, in consideration of the mutual covenants and undertakings set forth herein, the adequacy and sufficiency of which are expressly acknowledged by the Parties, the Parties hereby agree as follows:
     1. Incorporation of Recitals. The above recitals are true and correct, and are incorporated into and made part of this Addendum.
     2. Acknowledgement. Each of the Parties expressly acknowledges and agrees that the MAKO Disclosures are and shall remain the Proprietary Information of MAKO (as defined in the Banks Agreement and the University Agreement), fully protected by and under each of the Banks Agreement and the University Agreement such that, whether or not the Parties are able to enter into Definitive Agreements as currently contemplated, both Dr. Banks and the University are and shall remain bound not to use or disclose the MAKO Disclosures except as expressly allowed under the Banks Agreement and the University Agreement.
IN WITNESS WHEREOF, the Parties hereto have duly executed this Addendum as of the date first written above.

MAKO SURGICAL CORP.
By:	/s/ Menashe Frank
	Name:	Menashe Frank
Dr. Scott Banks,
	Title:	General Counsel & VP

/s/ Scott Banks
individually, and on behalf of the University

[***] Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

APPENDIX C3

Nondisclosure Agreement
     WHEREAS MAKO Surgical Corp. (the “Discloser”), having an address at 2901 Simms Street, Hollywood FL 33020 is the holder of certain confidential information pertaining to, but not limited to, image guided surgery, image guided intervention, stereotactic positioning equipment, medical robotics, haptic robotics, coordinated fluoroscopy, digital minimally invasive surgery (dMIS), rehabilitation, virtual implants, and Discloser’s products, business plans, financial information and related business proprietary information (the “Confidential Information”), and such may be disclosed in oral or written form, including observation of equipment, presentation (for example, PowerPoint or system demos), sequence of events, or manufacturing process; and
     WHEREAS                          , (the undersigned “Recipient”), having an address at                          , desires to enter into a business relationship with the Discloser concerning such Confidential Information, Discloser has submitted such Confidential Information to the Recipient only for the limited purpose as necessary to perform their respective business duties and responsibilities as determined by the relationship (the “Purpose”).
1. In consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Recipient acknowledges the receipt and the proprietary nature of such Confidential Information, and agrees to use such Confidential Information only for the aforementioned Purpose, and for no other.
2. Recipient agrees not to disclose any of such Confidential Information to any other person or organization for any purpose whatsoever without prior written approval from or written agreement with Discloser, except and only to the extent that such Confidential Information (1) is or becomes available in the public domain through no fault or omission attributable to Recipient; (2) is available from another source, who is not bound by confidentiality, in good faith and without limitation as to use through no fault or omission attributable to Recipient; (3) was already known to Recipient, as evidenced by Recipient’s written records, prior to the earliest date of submittal to Recipient by Discloser, or (4) may be disclosed on a suitably restricted basis pursuant to a judicial or other lawful government order, but only to the extent of such order, and provided further that Recipient provides Discloser with prompt notice of such order so that it may contest the order or obtain a protective order. Recipient agrees to provide all reasonable assistance in contesting such order and Discloser shall pay all reasonable costs incurred by Recipient in such efforts.
3. Recipient may disclose this Confidential Information only to those employees, agents, representatives or associates who have a need to know of it as part of Recipient’s evaluation of the Purpose and shall prior to disclosure impose on such employees, agents, representatives and associates the obligation of confidentiality, provided such obligation is not less than the obligation set forth herein. If Recipient has a need to disclose the Confidential Information to a subsidiary or other related company, or a company with which Recipient has a business relationship, Recipient may disclose the Confidential Information to such company upon Discloser’s prior approval and the third party’s execution of the same undertaking, under which the company will be bound by the obligations of this Agreement.
4. Recipient and any other designated party under this Agreement or subsequent modifications or additions agrees not to use the Confidential Information for any purpose other than that set forth in this Agreement.
5. The title to all Confidential Information shall be retained by Discloser. Upon request, Recipient shall immediately surrender to Discloser all tangible documentation made available or supplied by Discloser to Recipient and copies thereof.
6. Nothing herein shall obligate Discloser to disclose any particular information to Recipient and Discloser does not warrant the accuracy or completeness of any information supplied hereunder.
7. No other rights or obligations are implied by this Agreement. Neither this Agreement nor any disclosure made hereunder grants any right or any license, express or implied, in and to any proprietary right of Discloser.

[***] Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

8. This Agreement is personal to Discloser (a “party”) and Recipient (a “party”) and is not assignable or transferable in whole or in part without written consent of the other party. Any attempted assignment without such written consent shall be void and shall constitute a breach of this Agreement, except that Recipient hereby expressly consents to the assignment, if any, of this Agreement by Discloser to MAKO Surgical Corp., a subsidiary of Discloser.
9. The obligations of confidentiality under this Agreement shall extend for a period of five (5) years from the date of this Agreement or the termination of the relationship evolving from this Agreement plus two (2) years, whichever is longer.
10. A waiver by either party of any breach of this Agreement shall not be effective unless in writing, and no such waiver shall operate or be construed as a waiver of the same or any other breach on a subsequent occasion.
11. Should any provision of this Agreement be found, by a court of competent jurisdiction, to be void or unenforceable for any reason, such provision is to be severed, and the remaining provisions to be given full force and effect.
12. This Agreement contains the entire understanding between the parties with respect to the subject matter contained herein. This Agreement maybe modified only by a written amendment executed by both parties. The parties acknowledge and agree that the remedy at law for any breach of this Agreement will be inadequate, in addition to and not in limitation of any other remedies available to it, the Discloser shall be entitled to temporary and permanent injunctive relief without bond and without the necessity of proving actual damage; provided, however, that this shall in no way limits any other remedies which the Discloser may have (including, without limitation, the right to seek monetary damages).
13. This Agreement shall be governed by the laws of the State of Florida, United States of America. Venue and jurisdiction shall be in Broward County, Florida. This Agreement is effective as of the date of signing by both parties.

DISCLOSER MAKO Surgical Corp.
By:
Print:
Title:
Date:

RECIPIENT
By:
Print:
Title:
Date:

[***] Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

APPENDIX D
PROJECT BUDGET
[document follows]

[***] Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

MECHANICAL AND AEROSPACE ENGINEERING	2/8/2005

PI:
AGENCY:
PROJECT PERIOD:
Scott Banks
MAKO
[***]

			YEAR ONE	YEAR TWO	TOTAL
Salary	months	monthly rate
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

OPS
Research Asst.	[***]	[***]	[***]	[***]	[***]

Fringe Benefits
[***]	[***]		[***]	[***]	[***]
[***]	[***]		[***]	[***]	[***]
Research Asst.			[***]	[***]	[***]

Materials & Supplies			[***]	[***]	[***]

Tuition		1	[***]	[***]	[***]

Total Direct Costs			[***]	[***]	[***]

F&A	[***]		[***]	[***]	[***]

TOTAL COSTS			[***]	[***]	[***]

[***] Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.